EXHIBIT 4.0


----------------                                                ----------------
     NUMBER                         [LOGO]                           SHARES
                                  PENTAPURE
----------------                 INCORPORATED                   ----------------

                A WHOLLY OWNED SUBSIDIARY OF WTC INDUSTRIES, INC.

                              WTC INDUSTRIES, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                             SEE REVERSE SIDE
                                                         FOR CERTAIN DEFINITIONS

                                                         -----------------------
                                                            CUSIP 929341 20 4
                                                         -----------------------


THIS CERTIFIES THAT



                                    SPECIMEN



IS THE OWNER OF


    FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, OF THE PAR VALUE OF
                               $.10 PER SHARE, OF

============================= WTC INDUSTRIES, INC. =============================

TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTRAR.
     IN WITNESS WHEREOF, THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY FACSIMILE SIGNATURE OF ITS DULY AUTHORIZED OFFICER.

DATED:



                                           /s/ Robert C. Klas, Sr.

                                           CHIEF EXECUTIVE OFFICER AND SECRETARY




                                        Countersigned and Registered:
                                          NORWEST BANK MINNESOTA, N.A.
                                                    Transfer Agent and Registrar


                                            By
                                                            Authorized Signature

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The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --  as tenants in common               UTMA - ______Custodian__________
TEN ENT  --  as tenants by entireties                  (Cust)          (Minor)
JT TEN   --  as joint tenants with right of     under Uniform Transfer to Minors
             survivorship and not as tenants
             in common                                Act_______________________
                                                                 (State)

     Additional abbreviations may also be used though not in the above list.
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FOR VALUE RECEIVED ______________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
____________________________________

____________________________________

________________________________________________________________________________
             PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ SHARES
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _____________________________________________
_______________________________________________________________________ ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED                                   ________________________________________

                                        ________________________________________

                                        NOTICE: THE SIGNATURE TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME AS WRITTEN
                                        UPON THE FACE OF THE CERTIFICATE IN
                                        EVERY PARTICULAR WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER




SIGNATURE GUARANTEED
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ALL GUARANTEES MUST BE MADE BY A
FINANCIAL INSTITUTION (SUCH AS A BANK
OR BROKER) WHICH IS A PARTICIPANT IN
THE SECURITIES TRANSFER AGENTS MEDALLION
PROGRAM ("STAMP"). THE NEW YORK STOCK
EXCHANGE, INC. MEDALLION SIGNATURE
PROGRAM ("MSP"), OR THE STOCK EXCHANGES
MEDALLION PROGRAM ("SEMP") AND MUST NOT
BE DATED. GUARANTEES BY A NOTARY PUBLIC
ARE NOT ACCEPTABLE.
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